FREMONT HOME LOAN OWNER TRUST, SERIES 1999-3


                           $475,000,000 (APPROXIMATE)
                               Subject to Revision

                   September 9, 1999 - Computational Materials

The analysis in this report is based on information provided by the Seller. Chase Securities Inc. ("CSI") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by CSI and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and CSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither CSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY CSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. CSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.


[CHASE LOGO]

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
           THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

                   $475,000,000 (APPROXIMATE) OFFERING AMOUNT
                               AMBAC BOND INSURED
BOND SUMMARY*

------------------ --------------- --------------------- -------- --------------- -------------- ----------------------
                                                                       LAST         PRINCIPAL          EXPECTED
                    APPROXIMATE                             WAL     PRINCIPAL        WINDOW             RATINGS
  CERTIFICATES          SIZE              COUPON          (YEARS)    PAYMENT         (YEARS)         (MOODY'S/S&P)
------------------ --------------- --------------------- -------- --------------- -------------- ----------------------
       A-1           $325,000,000        Floater           2.72        12/06           7.25             Aaa/AAA
       A-2           $150,000,000        Floater           2.72        12/06           7.25             Aaa/AAA
        B             $13,934,637    Not Offered Hereby
------------------ --------------- --------------------- ------------------------ -------------- ----------------------

*At a pricing speed of 27% CPR and to the Optional Termination.

                    DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL CALCULATION DATE (8/25/99)
                                       (COMPLETE COLLATERAL TABLES ON PAGES 12-27)
-------------------------------------------------------------- --------------------------- --------------------------
                                                                         POOL 1                     POOL 2
-------------------------------------------------------------- --------------------------- --------------------------
Number of Loans:                                                                    2,492                        789
Current Balance:                                                             $250,394,077               $115,584,286
Average Balance:                                                                 $100,479                   $146,495
Minimum Balance:                                                                  $11,965                    $19,268
Maximum Balance:                                                                 $291,000                   $500,000
Wtd Average Coupon:                                                                9.952%                     9.784%
Wtd Average Original Term (months):                                                   358                        359
Wtd Average Seasoning (months):                                                         2                          2
Wtd Average Original Loan-To-Value:                                                78.50%                     78.62%
Amortization Type:
ARM  loans (% of Statistical Pool Principal Balance):                              91.78%                     93.69%
Fixed  loans (% of Statistical Pool Principal Balance):                             8.22%                      6.31%

ARM Summary Information:
     Wtd Avg Initial Periodic Rate Cap:                                            2.936%                     2.922%
     Wtd Avg Subsequent Periodic Rate Cap:                                         1.443%                     1.449%
     Wtd Avg Margin:                                                               6.233%                     6.217%
     Wtd Avg Life Cap:                                                            16.838%                    16.658%
     Wtd Avg Months to Roll:                                                           29                         27
-------------------------------------------------------------- --------------------------- --------------------------

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

BOND SENSITIVITY TO PREPAYMENTS

TO OPTIONAL TERMINATION:
                                                     CPR
----------------------------------------------------------------------------------------------------
CLASS A-1                     0%          15%         20%          27%         35%          45%
----------------------------------------------------------------------------------------------------
AVERAGE LIFE                21.32        5.06        3.76         2.72        2.01         1.46
FIRST PAY                   10/99       10/99        10/99       10/99        10/99       10/99
LAST PAY                    08/28       02/13        09/09       12/06        01/05       08/03
WINDOW (YEARS)              28.92       13.42        10.00        7.25        5.33         3.92
----------------------------------------------------------------------------------------------------

                                                     CPR
----------------------------------------------------------------------------------------------------
CLASS A-2                     0%          15%         20%          27%         35%          45%
----------------------------------------------------------------------------------------------------
AVERAGE LIFE                21.40        5.06        3.76         2.72        2.01         1.46
FIRST PAY                   10/99       10/99        10/99       10/99        10/99       10/99
LAST PAY                    08/28       02/13        09/09       12/06        01/05       08/03
WINDOW (YEARS)              28.92       13.42        10.00        7.25        5.33         3.92
----------------------------------------------------------------------------------------------------

TO MATURITY:

                                                     CPR
----------------------------------------------------------------------------------------------------
CLASS A-1                     0%          15%         20%          27%         35%          45%
----------------------------------------------------------------------------------------------------
AVERAGE LIFE                21.37        5.46        4.10         2.96        2.19         1.59
FIRST PAY                   10/99       10/99        10/99       10/99        10/99       10/99
LAST PAY                    09/29       12/25        06/21       12/15        10/11       07/08
WINDOW (YEARS)              30.00       26.25        21.75       16.25        12.08        8.83
----------------------------------------------------------------------------------------------------

                                                     CPR
----------------------------------------------------------------------------------------------------
CLASS A-2                     0%          15%         20%          27%         35%          45%
----------------------------------------------------------------------------------------------------
AVERAGE LIFE                21.45        5.46        4.10         2.96        2.19         1.59
FIRST PAY                   10/99       10/99        10/99       10/99        10/99       10/99
LAST PAY                    09/29       12/25        06/21       12/15        10/11       07/08
WINDOW (YEARS)              30.00       26.25        21.75       16.25        12.08        8.83
----------------------------------------------------------------------------------------------------



PRICING INFORMATION

PRICING SPEED:                      27% CPR

PAYMENT DATE:                       The  25th  day of each  month  (or the  next
                                    Business  Day   thereafter)   commencing  in
                                    October of 1999.

INTEREST ACCRUAL PERIOD:            For   the    Class   A-1   and   Class   A-2
                                    Certificates, the period beginning on the prior payment date (or on the Closing Date in the case of the first payment date) and ending on the day prior to the relevant payment date.

PAYMENT DELAY:                      0 days.

SETTLEMENT (CLOSING) DATE:          On or about September 23rd, 1999.

CUT-OFF DATE:                       September 1st, 1999 (close of business).

OPTIONAL TERMINATION DATE:          The Optional  Termination  Date is the first
                                    Payment  Date on which  the  Aggregate  Pool
                                    Balance has declined to less than 10% of the sum of (x) the aggregate balance of the Initial Loans as of the Cut-Off Date and (y) the amount on deposit in the Pre-funding
                                    Account as of the Settlement Date.

OPTIONAL TERMINATION:               The  Servicer  may (with the  consent of the
                                    Certificate Insurer, if such termination would cause a payment to be made under the Certificate Insurance Policy), at its option
                                    (and if such option is not exercised by the Servicer, the Certificate Insurer may, at its option) effect an early termination of the Trust on any Payment Date on or after the Optional Termination Date by purchasing all of the Home Equity Loans at a price equal to or greater than the Termination
                                    Price.

TERMINATION PRICE:                  The  Termination  Price will generally be an
                                    amount equal to the greater of (i) the par amount of all the loans and (ii) the fair market value of the loans, and certain other expenses.

AGGREGATE POOL BALANCE:             The aggregate of the Pool 1 and Pool 2 (each
                                    a "Pool") principal balances.

SERVICING/OTHER FEES:               The  collateral  is subject to certain fees,
                                    including a Master  Servicing  and Servicing
                                    Fee   totaling   0.50%  per  annum   payable
                                    monthly,   Certificate   Insurer   Fees  and
                                    Trustee Fees.

ADVANCING:                          The Master  Servicer  is required to advance
                                    any  delinquent   payment  of  interest  and
                                    principal  to the extent  such  amounts  are
                                    deemed to be recoverable  (the  "Delinquency
                                    Advances").  The  Servicer  is  required  to
                                    advance  reasonable  and  customary  expense
                                    advances  with  respect  to the  loans  (for
                                    items  such as taxes and  insurance)  to the
                                    extent  such   advances  are  deemed  to  be
                                    recoverable ("Servicer Advances").


DESCRIPTION OF SECURITIES


TITLE OF SECURITIES:                Fremont  Home Loan Trust  1999-3,  Home Loan
                                    Asset-Backed Certificates, Series 1999-3.

OFFERING AMOUNT:                    Approximately $475,000,000.

LEAD UNDERWRITER:                   PaineWebber Incorporated

CO-UNDERWRITERS:                    Banc One Capital Markets, Inc.
                                    Chase Securities Inc.
                                    Credit Suisse First Boston
                                    Deutsche Banc Alex. Brown
                                    First Union Capital Markets

TRANSFEROR/MASTER SERVICER:         Fremont Investment & Loan (a Fremont General
                                    Company) Headquartered in Anaheim, CA

DEPOSITOR:                          PaineWebber Mortgage Acceptance  Corporation
                                    IV

SERVICER:                           Countrywide Home Loans, Inc.

TRUSTEE:                            [TBD]

STATISTICAL CALCULATION DATE:       The loans  described  herein  represent  the
                                    portion of the loans to be conveyed to the Trust at closing (the "Initial Loans") that have been identified by Fremont as of the statistical calculation date of August 25, 1999. We anticipate that additional loans will be conveyed to the issuer during the three months following closing. In addition, other loans may be substituted for the currently identified loans.

                                    It is anticipated that the total unpaid principal balance of the collateral pool conveyed to the Trust at closing will be approximately $366,000,000.

PRE-FUNDING ACCOUNT:                On   the   Closing    Date,    approximately
                                    $122,957,000 will be deposited in an account
                                    (the "Pre-Funding Account") and will be used
                                    to    acquire    Subsequent    Loans.    The
                                    "Pre-Funding    Period"    is   the   period
                                    commencing on the Closing Date and ending generally on the earlier to occur of (i) the date on which the amount on deposit in the Pre-Funding Account with respect to any pool of loans is less than $50,000 and (ii)
                                    December 21st, 1999.

FINAL POOL BALANCE:                 The Final Pool Balance, with respect to each
                                    Pool, will equal the principal balance of the Initial Loans for such Pool as of the cut-off date and the Pool's allocation of the Pre-Funding Account as of the Cut-off
                                    Date.

CLASS B INTEREST:                   The  Class  B   Certificates   will  receive
                                    interest    payments    after   the   Senior
                                    Certificates have received their monthly interest. To the extent of a shortfall in one Pool to cover it's allocation of the Class B Certificate's interest, cash flow can be crossed from the other Pool to cover such shortfall.

CLASS B PRINCIPAL:                  The Class B  Certificates  will  receive (1)
                                    all Excess Spread remaining after payment of
                                    Senior  Principal  and  Interest and certain
                                    other      amounts      and      (2)     all
                                    Overcollateralization    Reduction   Amounts
                                    until   the   bond   is   retired   in  full
                                    (essentially  all  cashflow  not required by
                                    the    Senior    Certificates).    As    the
                                    Subordination  is reduced by  application of
                                    Excess Spread,  the  protection  provided by
                                    the  accelerated   amount  of  the  Class  B
                                    Certificates to the Senior Certificates will be replaced by Overcollateralization.

CLASS B WRITEDOWNS:                 The Class B writedown  for any Payment  Date
                                    (after allocation of collections in the waterfall) will equal the excess, if any, of
                                    (1)  the  sum  of  (a)  the  current  Senior
                                    Certificate  Balance  and  (b)  the  current
                                    Class B Certificate balance over (2) the current Aggregate Pool Balance. The Class B writedowns cannot exceed the current Class B
                                    Certificate Balance and will be reimbursable at the bottom of the waterfall.

CREDIT ENHANCEMENT:                 Credit enhancement for the Class A-1 and A-2
                                    Certificates     (together    the    "Senior
                                    Certificates")   will  be  provided  by  the
                                    following:

                                    EXCESS SPREAD:  The interest on the loans in
                                    each Pool is generally expected to be higher
                                    than  the sum of the  Master  Servicing  and
                                    Servicing  Fee, the Trustee Fee, the premium
                                    payable  to the  Certificate  Insurer,  such
                                    Pool's   allocable  share  of  the  Class  B
                                    interest,  and the  interest  on such Senior
                                    Certificates,  thus generating Excess Spread
                                    which  will  be   available   as   principal
                                    payments on the related Senior  Certificates
                                    on  each   Payment   Date.   Under   certain
                                    circumstances, Excess Spread from one Pool may be used to cover shortfalls due to delinquencies or losses on the other Pool.

                                    OVERCOLLATERALIZATION/SUBORDINATION:  Excess
                                    Spread  will  be  applied,   to  the  extent
                                    available,  to make accelerated  payments of
                                    principal on the Senior  Certificates;  such
                                    application will cause the principal balance
                                    of the Senior  Certificates to amortize more
                                    rapidly   than  the  loans,   resulting   in
                                    Overcollateralization.
                                    Overcollateralization/Subordination  will be
                                    calculated  for  each  Pool  as the  related
                                    Pool's  current  principal  balance less the
                                    related   Senior    Certificate's    current
                                    principal balance.  The Class B Certificates
                                    (the  "Subordination") will be senior to the
                                    overcollateralization,  but  subordinate  to
                                    the Senior  Certificates.  Each pool will be
                                    allocated   a   portion   of  the   Class  B
                                    Certificates.

                                    The initial Subordination will equal [2.85%]
                                    of the related  cut-off  date pool  balance.
                                    Prior   to   the    Stepdown    Date,    the
                                    Overcollateralization/Subordination   target
                                    will equal [5.15%] of the related Final Pool
                                    Balance.

                                    The Stepdown Date will be the later of (1) the Payment Date in [April 2002] and (2) the date that the Aggregate Pool Balance has been reduced to 50% of the aggregate of the Final Pool Balances.

                                    On  or  after   the   Stepdown   Date,   the
                                    Overcollateralization/Subordination   (which
                                    will be allocated to each Pool based on its current Pool balance) will be equal to the greatest of:

                                    a)    [10.30%]  times the current  Aggregate
                                          Pool Balance;
                                    b)    two times the  difference  between (i)
                                          50% of the 90+  delinquencies and (ii)
                                          four times the monthly excess spread;
                                    c)    the  sum of the  three  largest  loans
                                          remaining in the deal; and
                                    d)    0.50% times the aggregate of the Final
                                          Pool balances.

                                    RESERVE ACCOUNT: Amounts required to be deposited in the Reserve Account will equal the excess of (i) the sum of the specified Overcollateralization/Subordination targets for both Pools over (ii) the sum of the Overcollateralization/Subordination for both
                                    Pools.

                                    FINANCIAL   GUARANTY   INSURANCE  POLICY:  A
                                    financial  guaranty  policy  issued by Ambac
                                    Assurance Corp. ("the Certificate Insurer").
                                    Ambac will  unconditionally  and irrevocably
                                    guarantee the timely payment of interest and
                                    ultimate  payment of principal on the Senior
                                    Certificates  (i.e.  after any losses reduce
                                    the  Overcollateralization/Subordination  to
                                    zero,  Ambac will cover the excess,  if any,
                                    of the current  Senior  Certificate  Balance
                                    over the current  Aggregate  Pool  Balance).
                                    The Insured  Payments do not cover  Realized
                                    Losses   except  to  the  extent   that  the
                                    aggregate  principal  balance  of the Senior
                                    Certificates   exceeds  the  Aggregate  Pool
                                    Balance.  Insured  Payments do not cover the
                                    Master    Servicer's    failure    to   make
                                    Delinquency  Advances  except to the  extent
                                    that  a  shortfall  of  interest  due on the
                                    Senior  Certificates  would otherwise result
                                    therefrom. The Ambac Insurance Policy is not
                                    cancelable   for  any   reason.   The  Ambac
                                    Insurance Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law.

PASS-THROUGH RATE:                  CLASS  A-1   CERTIFICATES:   The  Class  A-1
                                    Pass-Through Rate will be equal to the lesser of (x) the applicable Formula Rate and (y) the applicable Available Funds Cap.

                                    CLASS  A-2   CERTIFICATES:   The  Class  A-2
                                    Pass-Through Rate will be equal to the lesser of (x) the applicable Formula Rate and (y) the applicable Available Funds Cap.

FORMULA RATE:                       The   Formula   Rate  for  the   Class   A-1
                                    Certificates for any Payment Date will equal the lesser of (i) with respect to any Payment Date which occurs on or prior to the Optional Termination Date, one-month LIBOR plus [ %] per annum, or (ii) with respect to any Payment Date that occurs after the Optional Termination Date, one-month LIBOR plus [ %] per annum.

                                    The   Formula   Rate  for  the   Class   A-2
                                    Certificates for any Payment Date will equal the lesser of (i) with respect to any Payment Date which occurs on or prior to the Optional Termination Date, one-month LIBOR plus [ %] per annum, or (ii) with respect to any Payment Date that occurs after the Optional Termination Date, one-month LIBOR plus [ %] per annum.

AVAILABLE FUNDS CAP:                The  Available  Funds  Cap  for  the  Senior
                                    Certificates  will equal the annualized rate
                                    equal to (i) the interest due on the related
                                    Pool less such Pool's share of the servicing
                                    fee, the Master  Servicing  fee, the Trustee
                                    fee,  such  Pool's  share  of  the  Class  B
                                    monthly  interest and the premium payable to
                                    the Certificate Insurer, such amount divided
                                    by the principal  balance of the  applicable
                                    Class  of  Senior   Certificates.   For  any
                                    Payment Date on or after October  2000,  the
                                    Available   Funds   Cap   for   the   Senior
                                    Certificates will be further reduced by 0.50%.

AVAILABLE FUNDS CAP
CARRY FORWARD AMOUNT:               If, on any Payment Date, the Available Funds
                                    Cap   limits   the   Senior    Certificate's
                                    Pass-Through Rate (i.e., the rate set by the
                                    Available Funds Cap is less than the Formula
                                    Rate  for  the   Class   A-1  or  Class  A-2
                                    Certificates),   the   amount  of  any  such
                                    shortfall will be carried forward and be due and payable on future Payment Dates and shall accrue interest at the applicable
                                    Formula Rate, until paid (such shortfall, together with such accrued interest, the "Available Funds Cap Carry Forward Amount").

                                    The   Insurance   Policy   for  the   Senior
                                    Certificates  does not cover  the  Available
                                    Funds Cap Carry Forward Amount;  the payment
                                    of  such  amount  may be  funded  only  from
                                    Excess  Spread   remaining   after  (i)  the
                                    payment of interest and principal due on the
                                    Senior  Certificates  for such Payment Date,
                                    (ii)   reimbursement   of  the   Certificate
                                    Insurer,   (iii)   payment  of   accelerated
                                    principal  on  the  Senior  Certificates  to
                                    achieve the  required  overcollateralization
                                    targets  for  such  Payment   Date,  or  for
                                    required  deposits into the Reserve Account,
                                    and  (iv)  the  payment  of   interest   and
                                    principal due on the Class B Certificates for such Payment Date.

FEDERAL TAX ASPECTS:                It is anticipated that the Certificates will
                                    be treated as REMIC regular interests for tax purposes.

ERISA CONSIDERATIONS:               The Senior  Certificates  are expected to be
                                    ERISA eligible. The Subordinate Certificates will NOT be ERISA eligible.

SMMEA ELIGIBILITY:                  The   Certificates   will   NOT   constitute
                                    "mortgage-related securities" for purposes of SMMEA.

FORM OF OFFERING:                   Book-Entry form, same-day funds through DTC,
                                    Euroclear, and CEDEL.

DENOMINATIONS:                      Minimum   denominations   of   $25,000   and
                                    multiples of $1,000 thereafter.

HOME EQUITY LOANS:                  - First  lien,  fixed  and  adjustable  rate
                                    mortgage loans.
                                    -   1-4   Family   residential   properties,
                                    condominium units and manufactured homes.
                                    - A  substantial  percentage of the loans do
                                    not  conform  to FNMA or FHLMC  underwriting
                                    standards  or to those  standards  typically
                                    applied   by   banks   or   other    lending
                                    institutions,  particularly with regard to a
                                    borrower's credit history.
                                    -   Approximately   91.34%  (by  Statistical
                                    Calculation    Date   aggregate    principal
                                    balance) of the Home Equity Loans bear prepayment premiums.

                                    The Trust is comprised primarily of two pools of mortgage loans. The first pool of loans ("Pool 1 Loans") will support the Class A-1 Certificates, in that payments on the Pool 1 Loans will generally be used to make payments on the Class A-1 Certificates. Similarly, the second pool of loans ("Pool 2 Loans") will generally be used to make payments on the Class A-2 Certificates.

                                    POOL 1  LOANS:  The  Pool 1  Loans  have  an
                                    aggregate principal balance of approximately
                                    $250,394,077    as   of   the    Statistical
                                    Calculation  Date and the Pre-funded  Amount
                                    of  the  Pool  1  Loans  is  expected  to be
                                    approximately  $84,140,149.  91.78%  of  the
                                    Pool 1  Loans,  by  Statistical  Calculation
                                    Date  aggregate   principal   balance,   are
                                    adjustable  rate Loans that,  after a period
                                    of six months,  one year,  two years,  three
                                    years,  or five years  following the date of
                                    origination, adjust semi-annually based upon
                                    six-month LIBOR.  8.22% of the Pool 1 Loans,
                                    by  Statistical  Calculation  Date aggregate
                                    principal  balance,  will bear interest at a
                                    fixed  rate  for the term of the  loan.  The
                                    original  principal  balance  of each Pool 1
                                    Loan  will  not  exceed  the  maximum   loan
                                    amounts shown in the table below.

                          MAXIMUM LOAN BALANCES OF POOL 1 LOANS
----------------------- --------------------------------------------------------
    NUMBER OF UNITS               MAXIMUM LOAN AMOUNT OF FIRST MORTGAGE
                           CONTINENTAL UNITED STATES        ALASKA OR HAWAII
                        ------------------------------ -------------------------
            1                      $240,000                     $360,000
            2                      $307,100                     $460,650
            3                      $371,200                     $556,800
            4                      $461,350                     $692,025
----------------------- ------------------------------ -------------------------

                                    POOL 2  LOANS:  The  Pool 2  Loans  have  an
                                    aggregate principal balance of approximately
                                    $115,584,286    as   of   the    Statistical
                                    Calculation  Date and the Pre-funded  Amount
                                    of  the  Pool  2  Loans  is  expected  to be
                                    $38,816,126.  93.69% of the Pool 2 Loans, by
                                    Statistical   Calculation   Date   aggregate
                                    principal balance, are adjustable rate Loans
                                    that,  after a  period  of six  months,  two
                                    years,  three years, or five years following
                                    the    date    of    origination,     adjust
                                    semi-annually  based upon  six-month  LIBOR.
                                    6.31% of the Pool 2  Loans,  by  Statistical
                                    Calculation    Date   aggregate    principal
                                    balance, will bear interest at a fixed rate for the term of the loan. The original principal balance of 45.83% of the Pool 2 Loans will exceed the maximum loan amounts shown in the table above. The original principal balance of 54.17% of the Pool 2 Loans will not exceed the maximum loan amounts shown in the table above.


DESCRIPTION OF THE SERVICER

o Countrywide Home Loans, Inc ("Countrywide") is a New York corporation and a subsidiary of Countrywide Credit Industries, Inc.

o Countrywide is engaged primarily in the mortgage banking business, and as such, originates, purchases, sells and services mortgage loans.

o Countrywide originates mortgage loans through a retail branch system and through mortgage loan brokers and correspondents nationwide.

o    Countrywide's   mortgage  loans  are  principally   first-lien,   fixed  or
     adjustable rate mortgage loans secured by single-family residences.

o As of August 31, 1999, Countrywide provided servicing for mortgage loans with an aggregate principal balance of approximately $236.4 billion.

o As of August 31, 1999, Countrywide provided servicing for approximately $4.1 billion in B&C quality mortgage loans.

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (8/25/99)

POOL 1 INFORMATION

-------------------------------------------------------------------------------------------------------
AGGREGATE FIELD                                DESCRIPTION          COUNT          BALANCE$      POOL%
-------------------------------------------------------------------------------------------------------
State                                           California            576        76,332,459      30.48
                                                  Illinois            195        17,894,756       7.15
                                                   Florida            203        17,212,726       6.87
                                                Washington            142        16,651,218       6.65
                                                  New York            112        11,417,820       4.56
                                                New Jersey            103        10,764,441       4.30
                                                      Utah             93         9,561,841       3.82
                                                  Michigan            135         9,212,219       3.68
                                                      Ohio            102         7,178,782       2.87
                                                   Arizona             80         7,061,485       2.82
                                             Massachusetts             54         6,865,154       2.74
                                                    Oregon             62         6,739,093       2.69
                                                  Colorado             60         6,209,288       2.48
                                                    Nevada             40         4,551,684       1.82
                                                  Missouri             63         4,305,274       1.72
                                                   Indiana             58         3,965,013       1.58
                                              Pennsylvania             57         3,428,446       1.37
                                                   Georgia             34         3,207,038       1.28
                                            North Carolina             31         2,835,912       1.13
                                                     Idaho             34         2,737,884       1.09
                                                 Wisconsin             37         2,688,091       1.07
                                               Connecticut             21         1,979,647       0.79
                                             New Hampshire             17         1,682,406       0.67
                                                 Minnesota             21         1,644,873       0.66
                                                    Kansas             19         1,606,778       0.64
                                            South Carolina             15         1,407,608       0.56
                                                     Texas             16         1,399,712       0.56
                                                  Maryland             13         1,363,902       0.54
                                                  Oklahoma             17         1,309,058       0.52
                                                New Mexico             12         1,087,299       0.43
                                                    Alaska              9         1,073,715       0.43
                                                 Tennessee             11           790,296       0.32
                                                   Montana              8           674,580       0.27
                                              Rhode Island              7           658,552       0.26
                                                     Maine              5           457,169       0.18
                                                  Virginia              4           415,691       0.17
                                                  Delaware              3           357,374       0.14
                                                  Kentucky              5           352,378       0.14
                                                    Hawaii              2           257,500       0.10
                                               Mississippi              2           186,963       0.07
                                                   Vermont              2           177,816       0.07
                                             West Virginia              3           164,960       0.07
                                                  Arkansas              2           150,940       0.06
                                                  Nebraska              2           121,184       0.05
                                                 Louisiana              3           114,799       0.05
                                      District of Columbia              1            75,824       0.03
                                                      Iowa              1            62,428       0.02
                                                                   ------       -----------     ------
                                                                    2,492      $250,394,077    100.00%

Original LTV                             10.001% - 15.000%              1            25,000       0.01
                                         15.001% - 20.000%              2            59,900       0.02
                                         20.001% - 25.000%              5           232,470       0.09
                                         25.001% - 30.000%              7           523,188       0.21
                                         30.001% - 35.000%             10           573,658       0.23
                                         35.001% - 40.000%             11           486,403       0.19
                                         40.001% - 45.000%             16           948,526       0.38
                                         45.001% - 50.000%             35         2,464,039       0.98
                                         50.001% - 55.000%             26         1,924,702       0.77
                                         55.001% - 60.000%             74         5,349,278       2.14
                                         60.001% - 65.000%            130        10,622,053       4.24
                                         65.001% - 70.000%            241        21,088,817       8.42
                                         70.001% - 75.000%            374        38,585,940      15.41
                                         75.001% - 80.000%            827        82,539,421      32.96
                                         80.001% - 85.000%            361        40,422,345      16.14
                                         85.001% - 90.000%            372        44,548,338      17.79
                                                                   ------       -----------     ------
                                                                    2,492      $250,394,077    100.00%

Current Coupon                             7.001% - 8.000%             49         6,710,843       2.68
                                           8.001% - 9.000%            438        53,135,852      21.22
                                          9.001% - 10.000%            855        90,674,410      36.21
                                         10.001% - 11.000%            699        63,888,360      25.52
                                         11.001% - 12.000%            323        27,396,221      10.94
                                         12.001% - 13.000%            102         7,099,822       2.84
                                         13.001% - 14.000%             26         1,488,569       0.59
                                                                   ------       -----------     ------
                                                                    2,492      $250,394,077    100.00%

Current Balance                     $10,000.01- $15,000.00              2            26,939       0.01
                                    $15,000.01- $20,000.00              5            99,946       0.04
                                    $20,000.01- $30,000.00             56         1,519,129       0.61
                                    $30,000.01- $40,000.00            150         5,328,826       2.13
                                    $40,000.01- $50,000.00            183         8,372,555       3.34
                                   $50,000.01- $100,000.00          1,020        75,671,096      30.22
                                  $100,000.01- $250,000.00          1,073       158,556,078      63.32
                                  $250,000.01- $500,000.00              3           819,508       0.33
                                                                   ------       -----------     ------
                                                                    2,492      $250,394,077    100.00%

Property Type                                Single Family          2,176       220,670,482       88.13
                                                2-4 Family            184        18,733,684        7.48
                                               Condominium            100         8,588,697        3.43
                                      Manufactured Housing             32         2,401,214        0.96
                                                                   ------       -----------      ------
                                                                    2,492      $250,394,077     100.00%

Loan Age                                                 0            909        88,119,593       35.19
                                                         1            770        79,636,119       31.80
                                                         2            147        15,403,675        6.15
                                                         3            102        10,838,089        4.33
                                                         4             56         5,806,591        2.32
                                                         5             65         6,355,670        2.54
                                                         6             60         5,918,785        2.36
                                                         7             51         5,193,120        2.07
                                                 8 or more            332        33,122,433       13.23
                                                                   ------       -----------      ------
                                                                    2,492      $250,394,077     100.00%

Remaining Term                               Less than 353            372        35,983,008       14.37
                                                       353             50         5,144,826        2.05
                                                       354             57         5,634,656        2.25
                                                       355             64         6,303,233        2.52
                                                       356             55         5,774,904        2.31
                                                       357             98        10,438,938        4.17
                                                       358            147        15,403,675        6.15
                                                       359            756        78,698,393       31.43
                                                       360            893        87,012,443       34.75
                                                                   ------       -----------      ------
                                                                    2,492      $250,394,077     100.00%

Occupancy                                   Owner Occupied          2,244       232,362,796       92.80
                                        Non-Owner Occupied            248        18,031,281        7.20
                                                                   ------       -----------      ------
                                                                    2,492      $250,394,077     100.00%

Credit Grade                                A                         369        38,090,914       15.21
                                            A-                        801        92,684,755       37.02
                                            B                         693        67,813,059       27.08
                                            C                         483        40,744,355       16.27
                                            C-                         97         7,390,150        2.95
                                            D                          49         3,670,844        1.47
                                                                   ------       -----------      ------
                                                                    2,492      $250,394,077     100.00%

Margin                                               Fixed             250       20,577,587        8.22
                                            3.501 - 3.750%               1           48,490        0.02
                                            3.751 - 4.000%               1           55,584        0.02
                                            4.251 - 4.500%               3          337,708        0.13
                                            4.501 - 4.750%               7          719,183        0.29
                                            4.751 - 5.000%              17        1,928,620        0.77
                                            5.001 - 5.250%              31        3,046,037        1.22
                                            5.251 - 5.500%             170       19,976,674        7.98
                                            5.501 - 5.750%             119       12,970,027        5.18
                                            5.751 - 6.000%             543       58,223,275       23.25
                                            6.001 - 6.250%             552       56,856,677       22.71
                                            6.251 - 6.500%             197       20,726,639        8.28
                                            6.501 - 6.750%             264       26,750,620       10.68
                                            6.751 - 7.000%              77        7,202,043        2.88
                                            7.001 - 7.250%             119        9,714,161        3.88
                                            7.251 - 7.500%              49        3,915,448        1.56
                                            7.501 - 7.750%              38        2,945,775        1.18
                                            7.751 - 8.000%              23        1,980,354        0.79
                                            8.001 - 8.250%               9          892,413        0.36
                                            8.251 - 8.500%              11          703,076        0.28
                                            8.501 - 8.750%               5          409,351        0.16
                                            8.751 - 9.000%               3          246,975        0.10
                                            9.001 - 9.250%               1           88,971        0.04
                                            9.251 - 9.500%               1           42,575        0.02
                                           9.751 - 10.000%               1           35,816        0.01
                                                                    ------      -----------      ------
                                                                     2,492     $250,394,077     100.00%

Rate Reset                                           Fixed             250       20,577,587        8.22
                                                   1999/10               6          865,549        0.35
                                                   1999/11               9          940,063        0.38
                                                   1999/12              10          884,068        0.35
                                                   2000/01              18        1,607,013        0.64
                                                   2000/02               8          857,196        0.34
                                                   2000/03               3          648,707        0.26
                                                   2000/04               5          414,231        0.17
                                                   2000/06               3          279,857        0.11
                                                   2000/07               9          462,670        0.18
                                                   2000/08              11          867,894        0.35
                                                   2000/09              17        1,868,826        0.75
                                                   2000/10              73        7,478,369        2.99
                                                   2000/11             126       12,726,897        5.08
                                                   2000/12              51        5,153,257        2.06
                                                   2001/01              22        2,321,364        0.93
                                                   2001/02              52        5,347,973        2.14
                                                   2001/03              48        4,840,351        1.93
                                                   2001/04              28        2,633,269        1.05
                                                   2001/05              25        2,453,512        0.98
                                                   2001/06              65        7,054,366        2.82
                                                   2001/07             345       37,672,743       15.05
                                                   2001/08             303       30,773,142       12.29
                                                   2001/09              65        6,293,733        2.51
                                                   2001/10              11          948,216        0.38
                                                   2001/11              17        1,560,726        0.62
                                                   2001/12               8          605,477        0.24
                                                   2002/01               4          463,975        0.19
                                                   2002/02               5          331,084        0.13
                                                   2002/03              16        1,577,043        0.63
                                                   2002/04              22        2,729,483        1.09
                                                   2002/05              83        8,598,066        3.43
                                                   2002/06              27        2,745,456        1.10
                                                   2002/07             231       23,432,438        9.36
                                                   2002/08             201       19,899,589        7.95
                                                   2002/09              52        5,273,040        2.11
                                                   2003/06               1           63,489        0.03
                                                   2003/12               1          139,031        0.06
                                                   2004/05               1          179,772        0.07
                                                   2004/06              13        1,307,217        0.52
                                                   2004/07             128       13,274,584        5.30
                                                   2004/08              93       10,040,223        4.01
                                                   2004/09              26        2,202,530        0.88
                                                                    ------      -----------      ------
                                                                     2,492     $250,394,077     100.00%

Life Cap                                             Fixed             250       20,577,587        8.22
                                         13.001% - 14.000%               8          958,786        0.38
                                         14.001% - 15.000%              75       10,198,373        4.07
                                         15.001% - 16.000%             429       51,464,286       20.55
                                         16.001% - 17.000%             778       82,145,076       32.81
                                         17.001% - 18.000%             585       54,336,695       21.70
                                         18.001% - 19.000%             277       23,985,156        9.58
                                         19.001% - 20.000%              78        5,887,116        2.35
                                         20.001% - 21.000%              12          841,001        0.34
                                                                    ------      -----------      ------
                                                                     2,492     $250,394,077     100.00%

Life Floor                                           Fixed             250       20,577,587        8.22
                                           7.001% - 8.000%              49        6,530,634        2.61
                                           8.001% - 9.000%             404       49,990,345       19.96
                                          9.001% - 10.000%             777       82,863,145       33.09
                                         10.001% - 11.000%             626       58,182,492       23.24
                                         11.001% - 12.000%             290       25,079,869       10.02
                                         12.001% - 13.000%              81        6,156,614        2.46
                                         13.001% - 14.000%              15        1,013,390        0.40
                                                                    ------      -----------      ------
                                                                     2,492     $250,394,077     100.00%
--------------------------------------------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (8/25/99)

POOL 2 INFORMATION

-------------------------------------------------------------------------------------------------------
AGGREGATE FIELD                                DESCRIPTION          COUNT          BALANCE$      POOL%
-------------------------------------------------------------------------------------------------------
State                                           California            239        50,129,942      43.37
                                                  Illinois             78         9,170,093       7.93
                                                Washington             51         7,130,382       6.17
                                                New Jersey             43         6,976,709       6.04
                                                   Florida             58         6,020,586       5.21
                                                  Michigan             32         3,770,524       3.26
                                                  New York             32         3,728,605       3.23
                                                      Utah             19         2,965,306       2.57
                                                   Arizona             22         2,828,061       2.45
                                             Massachusetts             18         2,122,180       1.84
                                                    Nevada             14         1,985,591       1.72
                                                   Georgia              9         1,869,356       1.62
                                                    Oregon             14         1,816,254       1.57
                                                      Ohio             25         1,674,634       1.45
                                               Connecticut             10         1,394,827       1.21
                                                  Colorado             16         1,325,637       1.15
                                              Pennsylvania             16         1,131,463       0.98
                                                  Maryland              4           757,042       0.65
                                                 Wisconsin              6           745,684       0.65
                                                 Minnesota              5           743,399       0.64
                                                  Missouri             12           732,634       0.63
                                                    Kansas              6           726,974       0.63
                                                    Hawaii              3           644,840       0.56
                                            North Carolina              4           642,747       0.56
                                                   Montana              4           559,471       0.48
                                                New Mexico              5           558,414       0.48
                                                     Idaho              6           477,154       0.41
                                                  Virginia              2           434,164       0.38
                                                   Indiana              8           402,145       0.35
                                                  Oklahoma              3           345,430       0.30
                                            South Carolina              4           328,646       0.28
                                             New Hampshire              4           282,556       0.24
                                                    Alaska              2           216,088       0.19
                                                   Vermont              2           171,108       0.15
                                                  Kentucky              3           154,755       0.13
                                                     Texas              3           139,074       0.12
                                                  Arkansas              2           128,687       0.11
                                                 Louisiana              1           113,955       0.10
                                                  Delaware              1            93,934       0.08
                                                 Tennessee              1            69,700       0.06
                                                     Maine              1            39,920       0.03
                                                      Iowa              1            35,613       0.03
                                                                   ------       -----------     ------
                                                                      789      $115,584,286    100.00%

Original LTV                             20.001% - 25.000%              2            56,992       0.05
                                         25.001% - 30.000%              4           170,408       0.15
                                         30.001% - 35.000%              4           348,516       0.30
                                         35.001% - 40.000%              3           144,498       0.13
                                         40.001% - 45.000%              9           547,012       0.47
                                         45.001% - 50.000%              6           311,336       0.27
                                         50.001% - 55.000%             13         2,014,173       1.74
                                         55.001% - 60.000%             22         3,289,696       2.85
                                         60.001% - 65.000%             28         3,763,193       3.26
                                         65.001% - 70.000%             61         7,664,278       6.63
                                         70.001% - 75.000%            127        18,534,954      16.04
                                         75.001% - 80.000%            264        39,132,837      33.86
                                         80.001% - 85.000%            126        19,337,633      16.73
                                         85.001% - 90.000%            120        20,268,761      17.54
                                                                   ------       -----------     ------
                                                                      789      $115,584,286    100.00%

Current Coupon                             7.001% - 8.000%             22         3,506,838       3.03
                                           8.001% - 9.000%            135        25,822,201      22.34
                                          9.001% - 10.000%            304        47,857,531      41.40
                                         10.001% - 11.000%            218        28,235,260      24.43
                                         11.001% - 12.000%             86         8,093,574       7.00
                                         12.001% - 13.000%             19         1,661,588       1.44
                                         13.001% - 14.000%              5           407,293       0.35
                                                                   ------       -----------     ------
                                                                      789      $115,584,286    100.00%

Current Balance                     $15,000.01- $20,000.00              3            59,260       0.05
                                    $20,000.01- $30,000.00             12           334,114       0.29
                                    $30,000.01- $40,000.00             38         1,346,418       1.16
                                    $40,000.01- $50,000.00             42         1,907,088       1.65
                                   $50,000.01- $100,000.00            253        18,708,028      16.19
                                  $100,000.01- $250,000.00            293        46,875,749      40.56
                                  $250,000.01- $500,000.00            148        46,353,630      40.10
                                                                   ------       -----------     ------
                                                                      789      $115,584,286    100.00%

Property Type                                Single Family            689       103,136,068       89.23
                                                2-4 Family             61         7,568,291        6.55
                                               Condominium             31         4,112,055        3.56
                                      Manufactured Housing              8           767,873        0.66
                                                                   ------       -----------      ------
                                                                      789      $115,584,286     100.00%

Loan Age                                                 0            302        41,260,730      35.70
                                                         1            215        33,352,893      28.86
                                                         2             64         8,280,822       7.16
                                                         3             26         4,331,139       3.75
                                                         4             23         3,685,435       3.19
                                                         5             23         3,176,284       2.75
                                                         6             18         2,465,110       2.13
                                                         7             17         1,546,079       1.34
                                                 8 or more            101        17,485,794      15.13
                                                                   ------       -----------     ------
                                                                      789      $115,584,286    100.00%

Remaining Term                               Less than 353            105        18,017,223       15.59
                                                       353             17         1,546,079        1.34
                                                       354             17         2,371,381        2.05
                                                       355             23         3,176,284        2.75
                                                       356             23         3,685,435        3.19
                                                       357             26         4,331,139        3.75
                                                       358             64         8,280,822        7.16
                                                       359            215        33,352,893       28.86
                                                       360            299        40,823,030       35.32
                                                                   ------       -----------      ------
                                                                      789      $115,584,286     100.00%

Occupancy                                   Owner Occupied            722       107,823,501       93.29
                                        Non-Owner Occupied             67         7,760,785        6.71
                                                                   ------       -----------      ------
                                                                      789      $115,584,286     100.00%

Credit Grade                                A                         130        21,831,492       18.89
                                            A-                        277        44,519,927       38.52
                                            B                         212        29,524,169       25.54
                                            C                         132        15,875,200       13.73
                                            C-                         26         2,900,401        2.51
                                            D                          12           933,097        0.81
                                                                   ------       -----------      ------
                                                                      789      $115,584,286     100.00%

Margin                                               Fixed              66        7,293,424        6.31
                                            4.001 - 4.250%               2           99,151        0.09
                                            4.501 - 4.750%               3          531,888        0.46
                                            4.751 - 5.000%               7        1,252,956        1.08
                                            5.001 - 5.250%               9        1,664,469        1.44
                                            5.251 - 5.500%              52        7,818,170        6.76
                                            5.501 - 5.750%              32        6,639,910        5.74
                                            5.751 - 6.000%             182       29,234,532       25.29
                                            6.001 - 6.250%             169       23,250,665       20.12
                                            6.251 - 6.500%              76       12,149,031       10.51
                                            6.501 - 6.750%              94       13,243,317       11.46
                                            6.751 - 7.000%              22        4,305,533        3.73
                                            7.001 - 7.250%              41        4,239,070        3.67
                                            7.251 - 7.500%              13        1,557,162        1.35
                                            7.501 - 7.750%              12        1,003,190        0.87
                                            7.751 - 8.000%               5          652,092        0.56
                                            8.001 - 8.250%               3          451,770        0.39
                                            8.501 - 8.750%               1          197,955        0.17
                                                                    ------      -----------      ------
                                                                       789     $115,584,286     100.00%

Rate Reset                                           Fixed              66        7,293,424        6.31
                                                   1999/10               3          626,840        0.54
                                                   1999/11               5          855,874        0.74
                                                   1999/12               2          298,159        0.26
                                                   2000/01               8        1,210,577        1.05
                                                   2000/02               3          557,701        0.48
                                                   2000/04               1          138,519        0.12
                                                   2000/06               3          617,058        0.53
                                                   2000/07               2          418,554        0.36
                                                   2000/08               3          520,061        0.45
                                                   2000/09               6        1,490,149        1.29
                                                   2000/10              27        3,735,217        3.23
                                                   2000/11              33        5,947,880        5.15
                                                   2000/12              10        1,224,110        1.06
                                                   2001/01               6          814,712        0.70
                                                   2001/02              20        2,438,535        2.11
                                                   2001/03              18        2,565,306        2.22
                                                   2001/04              12        1,587,059        1.37
                                                   2001/05              10        1,501,474        1.30
                                                   2001/06              26        3,961,140        3.43
                                                   2001/07             112       17,773,486       15.38
                                                   2001/08             106       15,831,342       13.70
                                                   2001/09              19        2,188,250        1.89
                                                   2001/10               4        1,002,540        0.87
                                                   2001/11               4          619,094        0.54
                                                   2001/12               3          362,586        0.31
                                                   2002/01               4          450,241        0.39
                                                   2002/02               2          330,016        0.29
                                                   2002/03               5        1,329,815        1.15
                                                   2002/04               5          747,704        0.65
                                                   2002/05              20        3,258,355        2.82
                                                   2002/06              12        1,412,408        1.22
                                                   2002/07              74       11,463,713        9.92
                                                   2002/08              66        9,553,857        8.27
                                                   2002/09              16        3,380,435        2.92
                                                   2003/04               1           75,461        0.07
                                                   2003/05               1           80,078        0.07
                                                   2004/06               5          336,640        0.29
                                                   2004/07              27        3,509,568        3.04
                                                   2004/08              33        3,294,300        2.85
                                                   2004/09               6          782,050        0.68
                                                                    ------      -----------      ------
                                                                       789     $115,584,286     100.00%

Life Cap                                             Fixed              66        7,293,424        6.31
                                         12.001% - 13.000%               1          303,599        0.26
                                         13.001% - 14.000%               4          752,516        0.65
                                         14.001% - 15.000%              30        5,048,329        4.37
                                         15.001% - 16.000%             136       25,644,291       22.19
                                         16.001% - 17.000%             274       44,392,646       38.41
                                         17.001% - 18.000%             186       23,506,751       20.34
                                         18.001% - 19.000%              75        7,012,469        6.07
                                         19.001% - 20.000%              16        1,477,261        1.28
                                         20.001% - 21.000%               1          153,000        0.13
                                                                    ------      -----------      ------
                                                                       789     $115,584,286     100.00%

Life Floor                                           Fixed              66        7,293,424        6.31
                                           6.001% - 7.000%               1          303,599        0.26
                                           7.001% - 8.000%              22        3,762,462        3.26
                                           8.001% - 9.000%             125       24,103,085       20.85
                                          9.001% - 10.000%             284       46,225,599       39.99
                                         10.001% - 11.000%             196       24,941,464       21.58
                                         11.001% - 12.000%              78        7,324,392        6.34
                                         12.001% - 13.000%              16        1,477,261        1.28
                                         13.001% - 14.000%               1          153,000        0.13
                                                                    ------      -----------      ------
                                                                       789     $115,584,286     100.00%

                                    CONTACTS
                                    --------



        GLOBAL SECURITIZED FINANCE                SYNDICATE/SALES DESK
        --------------------------                --------------------

                       Phone                                  Phone
                       -----                                  -----
NY:  David Howard      212-834-5125      NY:  Suzette Sands   212-834-4533
     Peggy Wallace     212-834-5519           Jim Brucia      212-834-4533
     Paul Park         212-834-5033      LN:  David Schiff    011-44-17-817-3950
     Paul Scialabba    212-834-5173
     Lou Violante      212-834-5034
     Jee Hong          212-834-5295
     Joyce Huang       212-834-5529

             ASSET-BACKED TRADING
             --------------------

                       Phone
                       -----
NY:  Brian McDonald    212-834-3720
     Peter Basso       212-834-3721